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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 26, 2004





                         FX ENERGY, INC.
      (Exact name of registrant as specified in its charter)


        Nevada                          0-25386                87-0504461
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation or organization)                             Identification No.)


     3006 Highland Drive, Suite 206
         Salt Lake City, Utah                              84106
(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code:  (801) 486-5555


                               N/A
  (Former name or former address, if changed since last report)


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        ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

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      On January 26, 2004, FX Energy, Inc. announced that the Zaniemysl-3 well is flowing gas from an 18-meter section at the top of the Rotliegend sandstone target reservoir. The top of the Rotliegend was encountered at 2,912 meters, approximately 28 meters high to the projected target depth of 2,940 meters.

      Management is optimistic about the initial test results of this well, but stated that it does not currently have enough information to confirm whether the well is commercial because FX Energy has only drilled the top of the structure. FX Energy plans to continue to drill and test the Zaniemysl-3 well over the next week to ten days and will report results as they are available.

      FX Energy holds interests in five project areas in Poland:

      . The Fences I project area covers approximately 265,000 acres in western Poland's Permian Basin. FX Energy holds a 49% interest subject to the right of CalEnergy Gas to earn half of that 49%. Polish Oil and Gas Company, or POGC, holds 51%.

      . The Fences II project area covers approximately 670,000 acres in western Poland's Permian Basin. FX Energy has a 49% interest in Fences II and POGC holds 51%.

      . The Fences III project area covers approximately 770,000 acres in western Poland's Permian Basin. FX Energy holds a 100% interest.

      . The Pomerania project area covers approximately 2.2 million acres in western Poland's Permian Basin. FX Energy holds a 100% interest in the Pomerania project area except for one block of approximately 225,000 acres, where its interest is 85% and POGC holds 15%.

      . The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds a 45% interest.

       This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2002 annual report on Form 10-K and other SEC reports.


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                            SIGNATURES

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FX ENERGY, INC.
                                          Registrant


Dated:  January 26, 2004                  By  /s/ Scott Duncan
                                             --------------------------------
                                             Scott J. Duncan, Vice President